ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
(the “Trust”)
AZL MVP FusionSM Dynamic Balanced Fund
AZL MVP FusionSM Dynamic Conservative Fund
AZL MVP FusionSM Dynamic Moderate Fund
AZL® MVP Balanced Index Strategy Fund
AZL® MVP Global Balanced Index Strategy Fund
AZL® MVP DFA Multi-Strategy Fund
AZL® MVP Growth Index Strategy Fund
AZL® MVP Moderate Index Strategy Fund
AZL® MVP Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL® MVP T. Rowe Price Capital Appreciation Plus Fund
(each a “Fund”, and together the “Funds”)

Supplement dated March 23, 2020
 to the Prospectus dated April 29, 2019, as supplemented

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Effective the date of this Supplement, the last paragraph of the section entitled “More About the Funds – AZL MVP Funds,” on page 76 of the prospectus, regarding temporary defensive purposes, is deleted and replaced in its entirety with the following:

For temporary defensive purposes, during periods of high market volatility, the Manager may allocate up to 100% of assets to futures; during such periods, a Fund may deviate, potentially substantially, from the underlying fund allocations otherwise described in its prospectus and may not be pursuing its principal investment strategies or achieve its investment objective.
The Funds rely on an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act. The exclusion requires the Funds, among other things, to adhere to certain limits on investments in commodity interests, which include commodity futures, commodity options and swaps. To comply with the terms of the exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit investments in these types of instruments. In particular, during periods of high market volatility, a Fund’s allocation of assets to futures may be limited by the terms of the exclusion, and, as a result, the Fund may be unable to maintain volatility at or below the Fund’s defined level.

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